UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
___________________________________________

Date of Report (Date of earliest event reported): December 21, 2006

GLOBAL MATRECHS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-29204	58-2153309
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Executive Pavilion, 90 Grove Street, Ridgefield, Connecticut 06877
(Address of principal executive offices) (Zip Code)

(203)431-6665
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS

This report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in these sections. All statements regarding our expected financial position, business and financing plans are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as "may," "will," "should," "expect," "anticipate," "project," "designed," "estimate," "plan" and "continue." Although we believe that our expectations in such forward-looking statements are reasonable, we cannot promise that our expectations will turn out to be correct.

These forward-looking statements are subject to certain risks, uncertainties and assumptions relating to Global Matrechs, Inc. (the “Company”). Should one or more of these risks or uncertainties materialize, or should the assumptions underlying our forward-looking statements prove incorrect, our future performance and actual results of operations could vary significantly from those anticipated, projected, believed, expected, intended or implied. We undertake no obligation to update any of the forward-looking statements in this Report, which speak only as of the date they were made.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 21, 2006, Global Matrechs, Inc., a Delaware corporation (the “Company”), and Southridge Partners LP (“Southridge”) entered into a 2% Convertible Promissory Note for the principal sum of $80,000. The promissory note is convertible, at the option of Southridge, at any time to convert all or a portion of the outstanding principal and interest on the promissory note into a number of shares of common stock equal to a fraction, the numerator of which will be the amount of principal and interest being converted and the denominator of which will be equal to the conversion price. Under the promissory note, the conversion price is equal to eighty percent (80%) of the average of the five lowest closing bid prices for the ten trading days immediately preceding the date of conversion.

In addition, on January 10, 2007, the Company and Southridge entered into a 2% Convertible Promissory Note for the principal sum of $30,000. The promissory note is convertible, at the option of Southridge, at any time to convert all or a portion of the outstanding principal and interest on the promissory note into a number of shares of common stock equal to a fraction, the numerator of which will be the amount of principal and interest being converted and the denominator of which will be equal to the conversion price. Under the promissory note, the conversion price is equal to eighty percent (80%) of the average of the seven lowest closing bid prices for the ten trading days immediately preceding the date of conversion.

On January 24, 2007, the Company and Southridge entered into a 2% Convertible Promissory Note for the principal sum of $60,000. The promissory note is convertible, at the option of Southridge, at any time to convert all or a portion of the outstanding principal and interest on the promissory note into a number of shares of common stock equal to a fraction, the numerator of which will be the amount of principal and interest being converted and the denominator of which will be equal to the conversion price. Under the promissory note, the conversion price is equal to eighty percent (80%) of the average of the seven lowest closing bid prices for the ten trading days immediately preceding the date of conversion.

The amounts due under each of the promissory notes is due on December 31, 2007. In addition, under each of the three promissory notes, the Company has the right to redeem a promissory note at any time by making a cash payment to Southridge of the outstanding principal amount of that particular promissory note multiplied by 120%, plus all accrued interest. Further, an event of default is defined the same under each of the promissory notes. An event of default will occur: (i) if the Company defaults on the payment of principal or interest on the promissory note which continues for a period of twenty days; (ii) if the Company makes an assignment for the benefit of creditors or commences proceedings for its dissolution or applies for or consents to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; (iii) if a trustee, liquidator or receiver is appointed without the Company’s consent and is not discharged within sixty days after such appointment; (iv) any governmental agency or any court assumes custody or control of the properties or assets of the Company and is not dismissed within sixty days; (v) except for any judgments, settlements or related litigations or actions disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, any judgment or similar process in excess of $150,000 in the aggregate is entered or filed against the Company or any of its properties or other assets and remains unpaid, unvacated, unbonded or unstayed for a period of sixty days; or (vi) certain bankruptcy proceedings. Upon the occurrence of an event of default, the interest rate on that particular promissory note will be 18%.

A description of each of the promissory notes contained herein is qualified in its entirety by reference to the respective promissory note. Each of the promissory notes is filed as an exhibit to this report and each is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 2.03 of this report is incorporated herein by reference.

Each of the promissory notes were offered and sold to Southridge in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933. The exemption under Section 4(2) of the Securities Act of 1933 is based in part upon the representations of Southridge in each of the promissory notes.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Promissory Note dated December 21, 2006 between Global Matrechs, Inc. and Southridge Partners LP.
10.2	Promissory Note dated January 10, 2007 between Global Matrechs, Inc. and Southridge Partners LP.
10.3	Promissory Note dated January 24, 2007 between Global Matrechs, Inc. and Southridge Partners LP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL MATRECHS, INC.

Dated: February 2, 2007	By:/s/ Michael Sheppard
Name: Michael Sheppard
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Promissory Note dated December 21, 2006 between Global Matrechs, Inc. and Southridge Partners LP.
10.2	Promissory Note dated January 10, 2007 between Global Matrechs, Inc. and Southridge Partners LP.
10.3	Promissory Note dated January 24, 2007 between Global Matrechs, Inc. and Southridge Partners LP.